                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) JULY 21, 2005


 AMERICAN EXPRESS              AMERICAN EXPRESS               AMERICAN EXPRESS
   RECEIVABLES                   RECEIVABLES                    RECEIVABLES
    FINANCING                     FINANCING                      FINANCING
 CORPORATION II               CORPORATION III LLC            CORPORATION IV LLC
      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


   DELAWARE     13-3854638    333-113579-03    DELAWARE      20-0942395   333-113579-02   DELAWARE      20-0942445   333-113579-01
   (State or     (I.R.S.      (Commission     (State or       (I.R.S.      (Commission    (State or       (I.R.S.    (Commission
     Other       Employer     File Number)      Other         Employer    File Number)      Other        Employer    File Number)
 Jurisdiction  Identification                Jurisdiction  Identification               Jurisdiction  Identification
      of         Number)                          of          Number)                        of           Number)
 Incorporation                              Incorporation                               Incorporation
      or                                          or                                         or
 Organization)                              Organization)                               Organization)

        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068
                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)
                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item  8.01.       On July 21, 2005, American Express Credit Account Master
                  Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-5 Supplement, dated as of July 21, 2005. The Series Supplement is attached hereto as Exhibit 4.1.

                  On July 21, 2005, American Express Credit Account Master Trust issued its $918,500,000 Class A Floating Rate Asset Backed Certificates, Series 2005-5 and $82,500,000 Class B Floating Rate Asset Backed Certificates, Series 2005-5 (the "SERIES 2005-5 CERTIFICATES").


Item 9.01.        Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2005-5 Supplement, dated as of July 21, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).

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                                   SIGNATURES

                                    Pursuant to the requirements of the
Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION II,
                              as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                 By:       /s/ Maureen Ryan
                                     -------------------------------------------
                                 Name:     Maureen Ryan
                                 Title:    President

                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION III LLC,
                              as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                 By:       /s/ Andrea J. Moss
                                     -------------------------------------------
                                 Name:     Andrea J. Moss
                                 Title:    Vice President and Treasurer

                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION IV LLC,
                              as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                 By:       /s/ Daniel L. Follett
                                     -------------------------------------------
                                 Name:     Daniel L. Follett
                                 Title:    President

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 4.1 Series 2005-5 Supplement, dated as of July 21, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.2 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).